UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2013

PILGRIM’S PRIDE CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 506-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Third Amendment to Amended and Restated ING Credit Agreement

On June 25, 2013, Avícola Pilgrim’s Pride de México, S.A. de C.V. (“Avicola”), Pilgrim’s Pride, S. de R.L. de C.V. (“PPS”, together with Avicola, the “Borrowers”), certain subsidiaries of the Borrowers (the “Subsidiary Guarantors”), the banks and other financial institutions parties thereto constituting all of the lenders, and ING Capital LLC, as administrative agent and lead arranger entered into a Third Amendment to Amended and Restated Credit Agreement (the “ING Amendment”) to that certain Amended and Restated MXN$557,415,000 Credit Agreement dated as of October 19, 2011 (the “ING Credit Agreement”) by and among the Borrowers, the Subsidiary Guarantors, the banks and other financial institutions party thereto and ING Capital LLC, as administrative agent and lead arranger.

The ING Amendment, among other things, amends the ING Credit Agreement to require that (i) each of the Borrowers and the Subsidiary Guarantors deliver, on an annual basis, audited, non-consolidated financial statements instead of delivering annual audited, consolidated financial statements of the Borrowers and Subsidiary Guarantors and (ii) Avicola deliver, on an annual basis, its unaudited consolidated financial statements. The ING Amendment also amends the ING Credit Agreement to make conforming changes to certain definitions relating to the financial covenant calculations.

The foregoing description of the ING Amendment and the transactions contemplated by the ING Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the ING Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Third Amendment to Amended and Restated MXN$557,415,000 Credit Agreement dated as of June 25, 2013, by and among Avícola Pilgrim’s Pride de México, S.A. de C.V. and Pilgrim’s Pride, S. de R.L. de C.V., as borrowers, the subsidiaries of the borrowers party thereto, the banks and other financial institutions party thereto and ING Capital LLC, as administrative agent and lead arranger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: July 1, 2013	By:	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amendment to Amended and Restated MXN$557,415,000 Credit Agreement dated as of June 25, 2013, by and among Avícola Pilgrim’s Pride de México, S.A. de C.V. and Pilgrim’s Pride, S. de R.L. de C.V., as borrowers, the subsidiaries of the borrowers party thereto, the banks and other financial institutions party thereto and ING Capital LLC, as administrative agent and lead arranger.

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